September 22, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549
Attention:  Office of Filings, Information & Consumer Services

RE:    Global X Funds ("Trust")
File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information for the Global X Education Thematic ETF, Global X FinTech Thematic ETF, Global X Internet of Things Thematic ETF and Global X Robotics & Artificial Intelligence Thematic ETF (the “Fund”). The purpose of the filing is to submit the 497(c) filing dated September 12, 2016 (Accession No. 0001628280-16-019512) in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely,

/s/ Daphne Tippens Chisolm

Daphne Tippens Chisolm
General Counsel